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(DELOITTE LOGO)
                                                        Deloitte & Touche LLP
                                                        BCE Place
                                                        181 Bay Street
                                                        Suite 1400
                                                        Toronto ON M5J 2V1
                                                        Canada

                                                        Tel: (416) 601-6150
                                                        Fax: (416) 601-6151
                                                        www.deloitte.ca


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement and the related Prospectus of Brookfield Homes Corporation on Form S-8 of our report dated February 18, 2004, appearing in the Annual Report on Form 10-K of Brookfield Homes Corporation for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP

Chartered Accountants

Toronto, Ontario
June 28, 2004


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